UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (date of earliest event reported): April 1, 2012

FIRST INTERSTATE BANCSYSTEM, INC.

(Exact name of registrant as specified in its charter)

Montana	001-34653	81-0331430
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employer Identification No.)

401 North 31st Street, Billings, MT 59101

(Address of principal executive offices)

(406) 255-5390

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 1, 2012, Lyle R. Knight, President and Chief Executive Officer of First Interstate BancSystem, Inc. (the “Registrant”) retired. Mr. Knight is succeeded as President and Chief Executive Officer by Edward Garding. Mr. Garding, 62, has served as Chief Operating Officer of the Registrant since August 2010. He has been an Executive Vice President since 2004 and was Chief Credit Officer of the Registrant from 1999 until September 2010. Mr. Garding also served as a Senior Vice President of the Registrant from 1996 through 2003 and President of the Sheridan market from 1988 to 1996. Prior to joining the Registrant’s management team in 1996, he served in various positions since 1971, when he joined the Registrant as a management trainee.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 3, 2012

FIRST INTERSTATE BANCSYSTEM, INC.

By:	/s/ EDWARD GARDING
Edward Garding President and Chief Executive Officer